Exhibit 99.1

READY CAPITAL CORPORATION REPORTS THIRD QUARTER 2023 RESULTS

-	GAAP EARNINGS PER COMMON SHARE OF $0.25 -
-	DISTRIBUTABLE EARNINGS PER COMMON SHARE OF $0.28 -
-	DISTRIBUTABLE RETURN ON AVERAGE STOCKHOLDERS’ EQUITY OF 8.0% -

New York, New York, November 7, 2023 / Globe Newswire / – Ready Capital Corporation (“Ready Capital” or the “Company”) (NYSE: RC), a multi-strategy real estate finance company that originates, acquires, finances, and services small-to-medium balance commercial (“SBC”) loans, today reported financial results for the quarter ended September 30, 2023.

“Our broad suite of origination channels allows Ready Capital to remain a consistent source of capital for our customers despite a challenging macro environment,” stated Thomas Capasse, Ready Capital’s Chairman and Chief Executive Officer. “We expect the short-term earnings pressure from the Broadmark acquisition to abate in the upcoming quarters and our well positioned balance sheet, strong liquidity and origination platform to drive earnings growth into the new year.”

Third Quarter Highlights

●	Total investments of $984 million, including $464 million of SBC originations, $391 million of residential mortgage loans, and $129 million of U.S. Small Business Administration 7(a) loans
●	Repaid $115 million of 7.00% Convertible Senior Notes that matured on August 15, 2023
●	Declared and paid dividend of $0.36 per share in cash
●	Net book value of $14.42 per share of common stock as of September 30, 2023
●	On October 25th, introduced the Small Balance Construction and Residential Finance program, providing loans ranging from $5 million to $20 million to expand the Company’s construction lending platform

Use of Non-GAAP Financial Information

In addition to the results presented in accordance with U.S. GAAP, this press release includes distributable earnings, formerly referred to as core earnings, which is a non-U.S. GAAP financial measure. The Company defines distributable earnings as net income adjusted for unrealized gains and losses related to certain mortgage backed securities (“MBS”) not retained by us as part of our loan origination business, realized gains and losses on sales of certain MBS, unrealized gains and losses related to residential mortgage servicing rights (“MSR”), unrealized current non-cash provision for credit losses and one-time non-recurring gains or losses, such as gains or losses on discontinued operations, bargain purchase gains, merger related expenses, or other one-time items.

The Company believes that this non-U.S. GAAP financial information, in addition to the related U.S. GAAP measures, provides investors greater transparency into the information used by management in its financial and operational decision-making, including the determination of dividends. However, because Distributable Earnings is an incomplete measure of the Company's financial performance and involves differences from net income computed in accordance with U.S. GAAP, it should be considered along with, but not as an alternative to, the Company's net income computed in accordance with U.S. GAAP as a measure of the Company's financial performance. In addition, because not all companies use identical calculations, the Company's presentation of Distributable Earnings may not be comparable to other similarly-titled measures of other companies.

In calculating Distributable Earnings, Net Income (in accordance with U.S. GAAP) is adjusted to exclude unrealized gains and losses on MBS acquired by the Company in the secondary market but is not adjusted to exclude unrealized gains and losses on MBS retained by Ready Capital as part of its loan origination businesses, where the Company transfers originated loans into an MBS securitization and the Company retains an interest in the securitization. In calculating Distributable Earnings, the Company does not adjust Net Income (in accordance with U.S. GAAP) to take into account unrealized gains and losses on MBS retained by us as part of the loan origination businesses because the unrealized gains and losses that are generated in the loan origination and securitization process are considered to be a fundamental part of this business and an indicator of the ongoing performance and credit quality of the Company’s historical loan originations. In calculating Distributable Earnings, Net Income (in accordance with U.S. GAAP) is adjusted to exclude realized gains and losses on certain MBS securities considered to be non-distributable. Certain MBS positions are considered to be non-distributable due to a variety of reasons which may include collateral type, duration, and size.

In addition, in calculating Distributable Earnings, Net Income (in accordance with U.S. GAAP) is adjusted to exclude unrealized gains or losses on residential MSRs, held at fair value. The Company treats its commercial MSRs and residential MSRs as two separate classes based on the nature of the underlying mortgages and the treatment of these assets as two separate pools for risk management purposes.

Servicing rights relating to the Company’s small business commercial business are accounted for under ASC 860, Transfer and Servicing, while the Company’s residential MSRs are accounted for under the fair value option under ASC 825, Financial Instruments. In calculating Distributable Earnings, the Company does not exclude realized gains or losses on either commercial MSRs or residential MSRs, held at fair value, as servicing income is a fundamental part of Ready Capital’s business and is an indicator of the ongoing performance.

To qualify as a REIT, the Company must distribute to its stockholders each calendar year at least 90% of its REIT taxable income (including certain items of non-cash income), determined without regard to the deduction for dividends paid and excluding net capital gain. There are certain items, including net income generated from the creation of MSRs, that are included in distributable earnings but are not included in the calculation of the current year’s taxable income. These differences may result in certain items that are recognized in the current period’s calculation of distributable earnings not being included in taxable income, and thus not subject to the REIT dividend distribution requirement until future years.

The table below reconciles Net Income computed in accordance with U.S. GAAP to Distributable Earnings.

(in thousands)	Three Months Ended September 30, 2023
Net Income	$47,179
Reconciling items:
Unrealized gain on MSR	(2,563)
Decrease in CECL reserve	(12,151)
Non-cash compensation	2,275
Merger transaction costs and other non-recurring expenses	2,536
Loss on bargain purchase	14,862
Total reconciling items	$4,959
Income tax adjustments	26
Distributable earnings	$52,164
Less: Distributable earnings attributable to non-controlling interests	1,566
Less: Income attributable to participating shares	2,334
Distributable earnings attributable to common stockholders	$48,264
Distributable earnings per common share - basic	$0.28
Distributable earnings per common share - diluted	$0.28

U.S. GAAP return on equity is based on U.S. GAAP net income, while distributable return on equity is based on distributable earnings, which adjusts U.S. GAAP net income for the items in the distributable earnings reconciliation above.

Webcast and Earnings Conference Call

Management will host a webcast and conference call on Wednesday, November 8, 2023 at 8:30am ET to provide a general business update and discuss the financial results for the quarter ended September 30, 2023.

The Company encourages use of the webcast due to potential extended wait times to access the conference call via dial-in. The webcast of the conference call will be available in the Investor Relations section of the Company’s website at www.readycapital.com. To listen to a live broadcast, go to the site at least 15 minutes prior to the scheduled start time in order to register, download and install any necessary audio software.

To Participate in the Telephone Conference Call:

Dial in at least five minutes prior to start time.

Domestic: 1-877-407-0792

International: 1-201-689-8263

Conference Call Playback:

Domestic: 1-844-512-2921

International: 1-412-317-6671

Replay Pin #: 13740194

The playback can be accessed through November 22, 2023.

Safe Harbor Statement

This press release contains statements that constitute "forward-looking statements," as such term is defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and such statements are intended to be covered by the safe harbor provided by the same. These statements are based on management's current expectations and beliefs and are subject to a number of trends and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements; the Company can give no assurance that its expectations will be attained. Factors that could cause actual results to differ materially from the Company's expectations include, but are not limited to, applicable regulatory changes; general volatility of the capital markets; changes in the Company’s investment objectives and business strategy; the availability of financing on acceptable terms or at all; the availability, terms and deployment of capital; the availability of suitable investment opportunities; changes in the interest rates or the general economy; increased rates of default and/or decreased recovery rates on investments; changes in interest rates, interest rate spreads, the yield curve or prepayment rates; changes in prepayments of Company’s assets; the degree and nature of competition, including competition for the Company's target assets; and other factors, including those set forth in the Risk Factors section of the Company's most recent Annual Report on Form 10-K filed with the SEC, and other reports filed by the Company with the SEC, copies of which are available on the SEC's website, www.sec.gov. The Company undertakes no obligation to update these statements for revisions or changes after the date of this release, except as required by law.

About Ready Capital Corporation

Ready Capital Corporation (NYSE: RC) is a multi-strategy real estate finance company that originates, acquires, finances and services small- to medium-sized balance commercial loans. The Company specializes in loans backed by commercial real estate, including agency multifamily, investor, construction, and bridge as well as U.S. Small Business Administration loans under its Section 7(a) program. Headquartered in New York, New York, the Company employs over 600 professionals nationwide.

Contact

Investor Relations
Ready Capital Corporation
212-257-4666
InvestorRelations@readycapital.com

Additional information can be found on the Company’s website at www.readycapital.com

READY CAPITAL CORPORATION

UNAUDITED CONSOLIDATED BALANCE SHEETS

(in thousands)	September 30, 2023	December 31, 2022
Assets
Cash and cash equivalents	$181,913	$163,041
Restricted cash	36,576	55,927
Loans, net (including $9,221 and $9,786 held at fair value)	4,151,923	3,576,310
Loans, held for sale, at fair value	184,989	258,377
Paycheck Protection Program loans (including $168 and $576 held at fair value)	58,145	186,985
Mortgage-backed securities, at fair value	33,339	32,041
Loans eligible for repurchase from Ginnie Mae	72,401	66,193
Investment in unconsolidated joint ventures (including $7,547 and $8,094 held at fair value)	136,113	118,641
Derivative instruments	8,620	12,963
Servicing rights (including $207,495 and $192,203 held at fair value)	307,779	279,320
Real estate owned, held for sale	281,941	117,098
Other assets	265,428	201,321
Assets of consolidated VIEs	7,080,266	6,552,760
Total Assets	$12,799,433	$11,620,977
Liabilities
Secured borrowings	2,385,070	2,846,293
Paycheck Protection Program Liquidity Facility (PPPLF) borrowings	76,333	201,011
Securitized debt obligations of consolidated VIEs, net	5,264,037	4,903,350
Convertible notes, net	—	114,397
Senior secured notes, net	344,684	343,355
Corporate debt, net	763,828	662,665
Guaranteed loan financing	886,916	264,889
Contingent consideration	13,408	28,500
Liabilities for loans eligible for repurchase from Ginnie Mae	72,401	66,193
Derivative instruments	—	1,586
Dividends payable	64,777	47,177
Loan participations sold	57,465	54,641
Due to third parties	2,436	11,805
Accounts payable and other accrued liabilities	168,298	176,520
Total Liabilities	$10,099,653	$9,722,382
Preferred stock Series C, liquidation preference $25.00 per share	8,361	8,361

Commitments & contingencies

Stockholders’ Equity
Preferred stock Series E, liquidation preference $25.00 per share	111,378	111,378
Common stock, $0.0001 par value, 500,000,000 shares authorized, 172,023,871 and 110,523,641 shares issued and outstanding, respectively	17	11
Additional paid-in capital	2,318,109	1,684,074
Retained earnings	168,539	4,994
Accumulated other comprehensive loss	(5,928)	(9,369)
Total Ready Capital Corporation equity	2,592,115	1,791,088
Non-controlling interests	99,304	99,146
Total Stockholders’ Equity	$2,691,419	$1,890,234
Total Liabilities, Redeemable Preferred Stock, and Stockholders’ Equity	$12,799,433	$11,620,977

READY CAPITAL CORPORATION

UNAUDITED CONSOLIDATED STATEMENTS OF INCOME

	Three Months Ended September 30,		Nine Months Ended September 30,
(in thousands, except share data)	2023	2022	2023	2022
Interest income	$250,590	$186,026	$701,047	$464,102
Interest expense	(191,612)	(115,495)	(524,540)	(257,339)
Net interest income before recovery of (provision for) loan losses	$58,978	$70,531	$176,507	$206,763
Recovery of (provision for) loan losses	12,151	(3,431)	(542)	(583)
Net interest income after recovery of (provision for) loan losses	$71,129	$67,100	$175,965	$206,180
Non-interest income
Residential mortgage banking activities	7,059	12,053	26,112	23,424
Net realized gain (loss) on financial instruments and real estate owned	14,402	21,117	49,855	50,238
Net unrealized gain (loss) on financial instruments	17,684	16,460	13,363	58,522
Servicing income, net of amortization and impairment of $324 and $4,495 for the three and nine months ended September 30, 2023, and $4,123 and $13,128 for the three and nine months ended September 30, 2022, respectively	16,033	12,189	44,468	37,282
Income on purchased future receivables, net of allowance for (recovery of) credit losses of $2,658 and $6,890 for the three and nine months ended September 30, 2023, and $(941) and $(1,381) for the three and nine months ended September 30, 2022, respectively	904	1,162	1,530	5,490
Gain (loss) on bargain purchase	(14,862)	—	215,032	—
Income (loss) on unconsolidated joint ventures	56	(603)	745	11,160
Other income	18,315	16,150	56,767	30,985
Total non-interest income	$59,591	$78,528	$407,872	$217,101
Non-interest expense
Employee compensation and benefits	(24,868)	(25,941)	(77,716)	(79,998)
Allocated employee compensation and benefits from related party	(3,001)	(1,745)	(7,827)	(6,549)
Variable expenses on residential mortgage banking activities	(4,091)	(9,061)	(16,150)	(5,508)
Professional fees	(7,810)	(3,865)	(19,183)	(12,842)
Management fees – related party	(7,229)	(5,410)	(18,070)	(14,071)
Incentive fees – related party	—	(949)	(1,791)	(949)
Loan servicing expense	(15,818)	(10,697)	(38,896)	(29,913)
Transaction related expenses	(2,329)	(1,535)	(17,188)	(8,606)
Other operating expenses	(14,368)	(15,396)	(39,927)	(42,421)
Total non-interest expense	$(79,514)	$(74,599)	$(236,748)	$(200,857)
Income before provision for income taxes	51,206	71,029	347,089	222,424
Income tax provision	(4,027)	(4,776)	(9,559)	(32,943)
Net income	$47,179	$66,253	$337,530	$189,481
Less: Dividends on preferred stock	1,999	1,999	5,998	5,997
Less: Net income attributable to non-controlling interest	1,517	3,023	7,842	6,672
Net income attributable to Ready Capital Corporation	$43,663	$61,231	$323,690	$176,812

Earnings per common share - basic	$0.25	$0.53	$2.33	$1.66
Earnings per common share - diluted	$0.25	$0.50	$2.30	$1.56

Weighted-average shares outstanding
Basic	171,973,933	114,371,160	138,323,878	105,576,826
Diluted	174,440,869	125,666,609	140,628,545	116,865,770

Dividends declared per share of common stock	$0.36	$0.42	$1.16	$1.26

READY CAPITAL CORPORATION

UNAUDITED SEGMENT REPORTING

FOR THE THREE MONTHS ENDED SEPTEMBER 30, 2023

		Small	Residential
	SBC Lending	Business	Mortgage	Corporate-
(in thousands)	and Acquisitions	Lending	Banking	Other	Consolidated
Interest income	$219,414	$29,297	$1,879	$—	$250,590
Interest expense	(169,008)	(20,769)	(1,835)	—	(191,612)
Net interest income before recovery of (provision for) loan losses	$50,406	$8,528	$44	$—	$58,978
Recovery of (provision for) loan losses	14,465	(2,314)	—	—	12,151
Net interest income after recovery of (provision for) loan losses	$64,871	$6,214	$44	$—	$71,129
Non-interest income
Residential mortgage banking activities	$—	$—	$7,059	$—	$7,059
Net realized gain (loss) on financial instruments and real estate owned	7,053	7,349	—	—	14,402
Net unrealized gain (loss) on financial instruments	14,515	606	2,563	—	17,684
Servicing income, net	1,198	5,669	9,166	—	16,033
Income on purchased future receivables, net	—	904	—	—	904
Loss on bargain purchase	—	—	—	(14,862)	(14,862)
Income on unconsolidated joint ventures	56	—	—	—	56
Other income	8,570	8,863	43	839	18,315
Total non-interest income (loss)	$31,392	$23,391	$18,831	$(14,023)	$59,591
Non-interest expense
Employee compensation and benefits	$(10,224)	$(8,507)	$(4,890)	$(1,247)	$(24,868)
Allocated employee compensation and benefits from related party	(99)	—	—	(2,902)	(3,001)
Variable expenses on residential mortgage banking activities	—	—	(4,091)	—	(4,091)
Professional fees	(1,264)	(3,456)	(144)	(2,946)	(7,810)
Management fees – related party	—	—	—	(7,229)	(7,229)
Loan servicing expense	(12,204)	(337)	(3,277)	—	(15,818)
Transaction related expenses	—	—	—	(2,329)	(2,329)
Other operating expenses	(5,890)	(5,222)	(1,608)	(1,648)	(14,368)
Total non-interest expense	$(29,681)	$(17,522)	$(14,010)	$(18,301)	$(79,514)
Income (loss) before provision for income taxes	$66,582	$12,083	$4,865	$(32,324)	$51,206
Total assets	$10,595,201	$1,409,761	$396,073	$398,398	$12,799,433

READY CAPITAL CORPORATION

UNAUDITED SEGMENT REPORTING

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2023

		Small	Residential
	SBC Lending	Business	Mortgage	Corporate-
(in thousands)	and Acquisitions	Lending	Banking	Other	Consolidated
Interest income	$629,686	$65,997	$5,364	$—	$701,047
Interest expense	(479,006)	(39,861)	(5,673)	—	(524,540)
Net interest income before recovery of (provision for) loan losses	$150,680	$26,136	$(309)	$—	$176,507
Recovery of (provision for) loan losses	5,179	(5,721)	—	—	(542)
Net interest income after recovery of (provision for) loan losses	$155,859	$20,415	$(309)	$—	$175,965
Non-interest income
Residential mortgage banking activities	$—	$—	$26,112	$—	$26,112
Net realized gain (loss) on financial instruments and real estate owned	27,234	22,621	—	—	49,855
Net unrealized gain (loss) on financial instruments	7,727	348	5,288	—	13,363
Servicing income, net	4,181	12,367	27,920	—	44,468
Income on purchased future receivables, net	—	1,530	—	—	1,530
Gain on bargain purchase	—	—	—	215,032	215,032
Income on unconsolidated joint ventures	745	—	—	—	745
Other income	25,829	29,390	98	1,450	56,767
Total non-interest income	$65,716	$66,256	$59,418	$216,482	$407,872
Non-interest expense
Employee compensation and benefits	$(25,153)	$(31,396)	$(15,598)	$(5,569)	$(77,716)
Allocated employee compensation and benefits from related party	(581)	—	—	(7,246)	(7,827)
Variable expenses on residential mortgage banking activities	—	—	(16,150)	—	(16,150)
Professional fees	(3,380)	(7,863)	(441)	(7,499)	(19,183)
Management fees – related party	—	—	—	(18,070)	(18,070)
Incentive fees – related party	—	—	—	(1,791)	(1,791)
Loan servicing expense	(31,008)	(582)	(7,306)	—	(38,896)
Transaction related expenses	—	—	—	(17,188)	(17,188)
Other operating expenses	(16,221)	(14,003)	(5,001)	(4,702)	(39,927)
Total non-interest expense	$(76,343)	$(53,844)	$(44,496)	$(62,065)	$(236,748)
Income before provision for income taxes	$145,232	$32,827	$14,613	$154,417	$347,089
Total assets	$10,595,201	$1,409,761	$396,073	$398,398	$12,799,433